UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2011

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Biomedical Advanced Research and Development Authority Contract Modification

On October 21, 2011, Emergent BioDefense Operations Lansing Inc., a wholly-owned subsidiary of Emergent BioSolutions Inc., entered into a no-cost modification of its contract, dated September 25, 2007, with the Biomedical Advanced Research and Development Authority of the U.S. Department of Health and Human Services. The modification extends the period of performance of the contract at no additional cost from October 31, 2011 to December 31, 2011, and extends the delivery date for certain specified milestone deliverables relating to a post-exposure prophylaxis (PEP) indication for BioThrax® to December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011	EMERGENT BIOSOLUTIONS INC.
	By:	/s/Jay G. Reilly Jay G. Reilly General Counsel